                             [COLONIAL FLAG LOGO]

                                    COLONIAL
                                 SHORT DURATION
                              U.S. GOVERNMENT FUND


                                    [PHOTO]


                               SEMIANNUAL REPORT
                               FEBRUARY 28, 1997





                            Not FDIC- May lose value
                            Insured   No bank guarantee

--------------------------------------------------------------------------------
                            COLONIAL SHORT DURATION
                        U.S. GOVERNMENT FUND HIGHLIGHTS
                     SEPTEMBER 1, 1996 - FEBRUARY 28, 1997

INVESTMENT OBJECTIVE: Colonial Short Duration U.S. Government Fund seeks as high a level of current income as is consistent with very low volatility, by investing primarily in U.S. government securities and maintaining a weighted average portfolio duration of three years or less.

THE FUND IS DESIGNED TO OFFER:
* Portfolio of high quality U.S. government securities
* Attractive monthly income
* Active management by experts

PORTFOLIO MANAGER COMMENTARY: "The past six months were a period of transition as the Fund changed its name and investment objective from an adjustable rate bond fund to a short duration government fund. Shareholders should benefit from these changes as the Fund's increased investment flexibility allows us to concentrate on identifying market sectors that offer greater relative value
without increasing the portfolio's overall risk profile."        --Ann Peterson


            COLONIAL SHORT DURATION U.S. GOVERNMENT FUND PERFORMANCE

                                                CLASS A          CLASS B        CLASS C
        Inception dates                         10/1/92          2/1/93         1/4/95
        Distributions declared per share         $0.281          $0.249         $0.271
        SEC Yields on 2/28/97*                    5.39%           4.91%          5.42%
        Six-month total returns, assuming         3.40%           3.07%          3.30%
        reinvestment of all distributions
        and no sales charge or contingent
        deferred sales charge (CDSC)
        Net asset value per share on 2/28/97     $9.87           $9.87          $9.87

* The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Adviser had not waived or borne certain Fund expenses, SEC yields would have been lower: 3.98% for Class A shares, 3.46% for Class B shares and 3.96% for Class C shares.



SECTOR BREAKDOWN**                                                  MATURITY BREAKDOWN**
------------------------------------------------                    ----------------------------------------------
  Adjustable Rate Mortgage-backed                                   0 - 1 year ......................        25.1%
  Securities ......................        32.0%                    1 - 3 years .....................        19.9%
  Treasury Securities .............        23.3%                    3 - 5 years .....................        27.4%
  Adjustable Rate Notes ...........         9.0%                    5 -  7 years ....................        23.6%
  Fixed Rate Mortgage-backed                                        Over 7 years ....................         4.0%
  Securities ......................         7.0%
  Fixed Rate Agency Debt ..........         3.6%
  Cash & Equivalents ..............        25.1%


**Sector and maturity breakdowns are based on total net assets. Because the Fund is actively managed, sector and maturity breakdowns will change.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's semiannual report for the period ended February 28, 1997. This report provides information on the investment environment of the past six months and on the performance of your Fund.
                                                                [PHOTO]
Long-term interest rates moved up and down in a well-defined range during the period. Signs that economic growth was easing during the third quarter of 1996 led to a bond market rally and declining interest rates. However, interest rates climbed once again through February in response to accelerating economic activity. Examples include a surge in construction and a sharp improvement in retail sales. Despite continued low levels of inflation, the Federal Reserve Board characterized factors holding down prices as "temporary" and made clear its willingness to strike against inflation in the future. True to its word, the Federal Reserve Board did raise rates in March.

Tax-exempt bonds outperformed Treasurys during most of the period, as a result of low supply and narrowing yield spreads. Fundamentals remain positive and state credit quality has generally improved, reflecting in part increased tax revenue collections generated by a stronger economy, among other factors.

Prior to recent declines in the domestic stock market, a focus on large capitalization stocks carried market indexes to record highs in February. European markets continued to experience declining interest rates and inflation levels, conditions that may prevail until economic activity in these nations increases.

Our economic expectations for 1997 are relatively bright and include growth slowing to more sustainable rate as the year progresses. However, we expect real rates, interest rates adjusted for inflation, to remain relatively high until questions regarding both the Federal Reserve's monetary policy and Federal budget negotiations are resolved.

The following report provides you with specific information on your Fund's performance and insights from your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
April 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.
--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                            PORTFOLIO MANAGER REPORT

ANN PETERSON is lead portfolio manager of Colonial Short Duration U.S. Government Fund and is vice president of Colonial Management Associates, Inc.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT FOR U.S. GOVERNMENT SECURITIES DURING THE PAST SIX MONTHS?

A. The environment continued to be somewhat mixed as fluctuating interest rates caused the bond market to move up and down within a defined range. Conflicting evidence regarding the direction of the economy resulted in the 2-year Treasury generally trading between 5.6% on reports of a weakening economy, to 6.4% on reports of a stronger economy. The questions regarding the strength of economic growth and the level of inflation caused speculation about a rise in short-term interest rates. Signs that economic growth was easing in the middle part of the period resulted in a short-lived rally with higher bond prices and temporarily lower interest rates. Subsequent indications of accelerating economic growth caused interest rates to return to their prior trading range.

Q. WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THE PERIOD?

A. The Fund's name and investment objective changed midway through the period. The Fund's current strategy reflects its expanded investment opportunities. Overall, we concentrated on selecting securities that offered relative value to investors those securities that we expect to offer greater returns without significantly increased risk. Specifically, we reduced our holdings of adjustable rate mortgage securities (ARMs) from 67% to 32% at the end of the period. These assets were reinvested in fixed rate mortgages, Treasury securities and cash. While the past six months were a period of transition for the Fund, we maintained the portfolio's duration at a conservative 1.2 to 1.5 years. Duration measures a portfolio's sensitivity to changes in interest rates. Going forward, we will continue to seek relative value in areas such as fixed rate mortgages. In addition, we will use the Treasury and cash positions to manage the Fund's duration as we seek to maintain a conservative risk profile with limited fluctuation in net asset value.

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS COMPARATIVE INDEX?

A. The Fund kept pace with its Lipper Analytical Services, Inc. peer group of Short Government Bond Funds. The average total return of the Fund's Lipper peer group was 3.41%. However, the Fund slightly underperformed the Lehman Brothers Government Bond (1-3 Year) Index. The total return for the Fund's Class A shares, based on net asset value was 3.40%, while the return on the Index was 3.57%. This underperformance may be attributable to the Fund and the Index investing in different types of securities during the first part of the period.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. We believe that economic growth will be moderate to strong with continued low levels of inflation. While the Federal Reserve Board has the ability to act preemptively to subdue inflation, a lack of clear evidence of rising wages and prices should restrain the amount by which interest rates may be increased. In addition, we anticipate that the U.S. market will continue

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------

to provide foreign investors with attractive returns which may add support for U.S. bond prices. We will closely monitor wage and inflation levels, as well as the global demand of U.S. securities, for changes in the investment environment. However, because we think the bond market will continue to trade within a limited range, we will not alter our overall investment strategy until a clearer trend emerges.

   COLONIAL SHORT DURATION U.S. GOVERNMENT FUND'S INVESTMENT PERFORMANCE VS.
                LEHMAN BROTHERS GOVERNMENT BOND (1-3 YEAR) INDEX
               Change in Value of $10,000 from 10/1/92 - 2/28/97
                    Based on NAV and MOP for Class A Shares

                              [PERFORMANCE GRAPH]

     CSDUSGF             NAV              MOP               Lehman Govt Bo
     Oct 1, 92             10000              9675               10000
     Oct 31, 92         9991.041          9666.332                9943
     Nov 30, 92          9990.96          9666.254                9932
     Dec 31, 92         10051.45          9724.778               10021
     Jan 31, 93         10102.02          9773.706               10126
     Feb 28, 93         10162.49           9832.21               10206
     Mar 31, 93         10191.57          9860.345               10238
     Apr 30, 93         10241.25          9908.407               10300
     May 31, 93         10249.99          9916.863               10275
     Jun 30, 93         10308.86          9973.825               10351
     Jul 31, 93         10334.76          9998.885               10374
     Aug 31, 93         10381.59          10044.19               10460
     Sep 30, 93         10397.24          10059.33               10494
     Oct 31, 93         10421.92           10083.2               10517
     Nov 30, 93         10413.54           10075.1               10519
     Dec 31, 93         10447.27          10107.74               10560
     Jan 31, 94         10502.29          10160.97               10626
     Feb 28, 94         10504.52          10163.12               10562
     Mar 31, 94         10453.57          10113.83               10508
     Apr 30, 94         10393.35          10055.57               10468
     May 31, 94         10407.67          10069.42               10482
     Jun 30, 94         10422.26          10083.54               10509
     Jul 31, 94         10469.34          10129.09               10603
     Aug 31, 94         10506.12          10164.67               10638
     Sep 30, 94         10489.9           10148.98               10614
     Oct 31, 94         10489.99          10149.06               10638
     Nov 30, 94         10479.04          10138.47               10594
     Dec 31, 94         10534.02          10191.66               10615
     Jan 31, 95         10656.44          10310.11               10759
     Feb 28, 95         10789.56           10438.9               10906
     Mar 31, 95         10900.86          10546.58               10967
     Apr 30, 95         10990.07           10632.9               11065
     May 31, 95         11114.73           10753.5               11254
     Jun 30, 95          11163.1           10800.3               11315
     Jul 31, 95         11177.87          10814.59               11360
     Aug 31, 95         11249.41           10883.8               11427
     Sep 30, 95         11324.73          10956.68               11483
     Oct 31, 95         11399.31          11028.83               11578
     Nov 30, 95         11485.76          11112.47               11677
     Dec 31, 95         11555.34           11179.8               11765
     Jan 31, 96         11625.17          11247.35               11865
     Feb 29, 96            11624          11246.21               11819
     Mar 31, 96         11608.89           11231.6               11810
     Apr 30, 96         11651.46          11272.78               11821
     May 31, 96         11694.17          11314.11               11848
     Jun 30, 96         11773.01          11390.39               11934
     Jul 31, 96         11829.73          11445.26               11980
     Aug 31, 96         11876.06          11490.09               12024
     Sep 30, 96         11958.79          11570.13               12134
     Oct 31, 96         12066.28          11674.13               12270
     Nov 30, 96         12160.38          11765.17               12361
     Dec 31, 96         12168.91          11773.42               12363
     Jan 31, 97         12236.66          11838.97               12422
     Feb 28, 97         12280.01          11880.91               12452

A $10,000 investment in Class B shares made on February 1, 1993 (inception) at net asset value (NAV) would have been valued at $11,839 on February 28, 1997. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have been valued at $11,740 on February 28, 1997. A $10,000 investment in Class C shares made on January 4, 1995, (inception) would have been valued at $11,591 on February 28, 1997. The Lehman Brothers Government Bond (1-3 Year) Index is an unmanaged index that tracks the performance of short-term U.S. government securities. Unlike mutual funds, an index does not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                 As of March 31, 1997 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                         CLASS A SHARES       CLASS B SHARES    CLASS C SHARES
INCEPTION                   10/1/92              2/1/93              1/4/95
                         NAV      MOP          NAV    W/CDSC          NAV
--------------------------------------------------------------------------------
1 YEAR                   5.83%   2.40%        5.15%    1.15%         5.63%
--------------------------------------------------------------------------------
3 YEARS                  5.53%   4.38%        4.85%    4.24%           --
--------------------------------------------------------------------------------
SINCE INCEPTION          4.68%   3.91%        4.14%    4.14%         6.83%


Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 3.25%. The CDSC returns reflect the maximum charge of 4% for one year and 2% for three years. If the Adviser had not waived or borne certain Fund expenses, total returns would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

--------------------------------------------------------------------------------
                                       5


                              INVESTMENT PORTFOLIO
                   FEBRUARY 28, 1997 (UNAUDITED, IN THOUSANDS)


U.S. GOVERNMENT & AGENCY OBLIGATIONS - 74.9%                 PAR         VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 51.6%
                                          Maturities
                                 Coupon    from/to
                                 ------    -------
Federal Home Loan Mortgage Corp:
Fixed Rate Mortgage,
                                 7.500%      2012          $  504       $  510
Adjustable Rate Mortgage: (a)
                                 6.625%      2018             176          175
                                 6.673%      2018             229          228
                                 7.163%      2019             277          280
                                                                        ------
                                                                         1,193
                                                                        ------

Federal National Mortgage Association:
Fixed Rate Mortgage,
                                 6.240%      2000             400          398
Adjustable Rate Mortgage: (a)
                                 6.085%      2027             179          177
                                 7.085%      2020             169          174
                                 7.340%      2019             239          245
                                 7.345%      2022             204          209
                                 7.425%      2019             185          192
                                 7.505%      2017             162          166
                                 7.583%      2023             259          264
                                 7.741%      2019             275          289
                                                                        ------
                                                                         2,114
                                                                        ------

Government National Mortgage Association:
Fixed Rate Mortgage,
                                 9.000%      2009             244          262
Adjustable Rate Mortgage: (a)
                                 7.125%    2022-2023        1,127        1,155
                                                                        ------
                                                                         1,417
                                                                        ------

Student Loan Marketing Association,
  Weekly Floating Rate Note, (a)
                                 5.340%      1999           1,000          996
                                                                        ------

TOTAL GOVERNMENT AGENCIES  (cost of $5,665)                              5,720
                                                                        ======


                     Investment Portfolio/February 28, 1997
--------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS - 23.3%
  U.S. Treasury Notes:
                         5.750%     12/31/98             $  415       $   413
                         5.875%     10/31/98                520           518
                         5.875%     10/31/99                280           279
                         6.125%     12/31/01                126           125
                         6.250%     08/31/00                300           299
                         6.500%     05/31/01                498           500
                         6.875%     05/15/06                438           446
                                                                      -------
  TOTAL GOVERNMENT OBLIGATIONS  (cost of $2,665)                        2,580
                                                                      -------

  TOTAL INVESTMENTS  (cost of $8,330) (b)                               8,300
                                                                      -------

SHORT-TERM OBLIGATIONS - 23.8%
--------------------------------------------------------------------------------
 Repurchase agreement with Bankers Trust Securities
 Corp., dated 02/28/97, due 03/03/97 at 5.350%
 collateralized by U.S. Treasury notes with
 various maturities to 2019, market value $1,350
 (repurchase proceeds $1,322)                             1,321         1,321

 Repurchase agreement with Bank of America
 dated 02/28/97, due 03/03/97 at 5.360%
 collateralized by U.S. Treasury bonds
 maturing in 1998, market value $1,348
 (repurchase proceeds $1,322)                             1,321         1,321
                                                                      -------
                                                                        2,642
                                                                      -------

OTHER ASSETS & LIABILITIES, NET - 1.3%                                    146
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                   $11,088
                                                                      -------
--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Interest rates on variable rate securities change periodically. The rates listed are as of February 28, 1997.
(b)  Cost for federal income tax purposes is the same.


See notes to financial statements.


                        STATEMENT OF ASSETS & LIABILITIES
                          FEBRUARY 28, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $8,330)                              $  8,300
Short-term obligations                                             2,642
                                                                --------
                                                                  10,942
Receivable for:
  Fund shares sold                                  $114
  Interest                                            73
  Investments sold                                     6
Deferred organization expenses                         9
Other                                                  6             208
                                                    --------------------
    Total Assets                                                  11,150

LIABILITIES
Payable for:
  Distributions                                       47
  Fund shares repurchased                              4
Payable to Adviser                                    10
Accrued:
  Deferred Trustees fees                               1
                                                    ----
    Total Liabilities                                                 62
                                                                 -------

NET ASSETS                                                       $11,088
                                                                 =======

Net asset value & redemption price per share -
Class A ($6,305/639)                                               $9.87
                                                                 =======
Maximum offering price per share - Class A
($9.87/0.9675)                                                    $10.20(a)
                                                                 =======
Net asset value & offering price per share -
Class B ($4,177/423)                                               $9.87(b)
                                                                 =======
Net asset value & offering price per share -
Class C ($606/61)                                                  $9.87
                                                                 =======

COMPOSITION OF NET ASSETS
Capital paid in                                                  $11,226
Undistributed net investment income                                    8
Accumulated net realized loss                                       (116)
Net unrealized depreciation                                          (30)
                                                                 -------
                                                                 $11,088
                                                                 =======

(a)  On sales of $100,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.


                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                                 $329

EXPENSES
Management fee                                               $ 29
Service fee - Class A, Class B, Class C                        11
Distribution fee - Class B                                     13
Distribution fee - Class C                                     (a)
Transfer agent                                                 11
Bookkeeping fee                                                14
Trustees fee                                                    7
Custodian fee                                                   1
Audit fee                                                      11
Legal fee                                                       7
Registration fee                                               12
Reports to shareholders                                         3
Amortization of deferred
  organization expenses                                         9
Other                                                           2
                                                            -----
                                                              130
Fees and expenses waived or
  borne by the Adviser                                        (90)         40
                                                            -----        ----
       Net Investment Income                                              289
                                                                         ----

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                              11
Net unrealized appreciation during
  the period                                                   42
                                                            -----
       Net Gain                                                            53
                                                                         ----

Net Increase in Net Assets from Operations                               $342
                                                                         ====

(a)  Rounds to less than one.



See notes to financial statements.


                       STATEMENT OF CHANGES IN NET ASSETS

                                                       (Unaudited)
                                                       Six months
                                                         ended      Year ended
(in thousands)                                         February 28   August 31
                                                       -----------------------
INCREASE (DECREASE) IN NET ASSETS                         1997         1996

Operations:
Net investment income                                    $   289     $   713
Net realized gain (loss)                                      11         (46)
Net unrealized appreciation (depreciation)                    42         (10)
                                                         -------------------
    Net Increase from Operations                             342         657
Distributions:
From net investment income - Class A                        (179)       (445)
From net investment income - Class B                         (99)       (213)
From net investment income - Class C                         (13)        (25)
                                                         -------------------
                                                              51         (26)
                                                         -------------------
Fund Share Transactions:
Receipts for shares sold - Class A                         2,867       3,597
Value of distributions reinvested - Class A                  162         389
Cost of shares repurchased - Class A                      (2,890)     (7,769)
                                                         -------------------
                                                             139      (3,783)
                                                         -------------------
Receipts for shares sold - Class B                           937       3,138
Value of distributions reinvested - Class B                   61         122
Cost of shares repurchased - Class B                        (844)     (3,214)
                                                         -------------------
                                                             154          46
                                                         -------------------
Receipts for shares sold - Class C                           236         313
Value of distributions reinvested - Class C                   13          23
Cost of shares repurchased - Class C                        (106)       (259)
                                                         -------------------
                                                             143          77
                                                         -------------------
    Net Increase (Decrease) from
     Fund Share Transactions                                 436      (3,660)
                                                         -------------------
        Total Increase (Decrease)                            487      (3,686)
NET ASSETS
Beginning of period                                       10,601      14,287
                                                         -------------------
End of period (including undistributed net investment
  income of $8 and $8, respectively)                     $11,088     $10,601
                                                         ===================
NUMBER OF FUND SHARES
Sold - Class A                                               290         365
Issued for distributions reinvested - Class A                 17          40
Repurchased - Class A                                       (293)       (788)
                                                         -------------------
                                                              14        (383)
                                                         -------------------
Sold - Class B                                                95         318
Issued for distributions reinvested - Class B                  6          13
Repurchased - Class B                                        (86)       (326)
                                                         -------------------
                                                              15           5
                                                         -------------------
Sold - Class C                                                24          32
Issued for distributions reinvested - Class C                  1           2
Repurchased - Class C                                        (11)        (26)
                                                         -------------------
                                                              14           8
                                                         -------------------


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                          FEBRUARY 28, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial Short Duration U.S. Government Fund (the Fund), formerly Colonial Adjustable Rate U.S. Government Fund, a series of Colonial Trust II, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at February 28, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective through December 26, 1996 was to seek as high a level of current income as is consistent with very low volatility by investing primarily in adjustable rate securities. Beginning December 27, 1996 the Fund's investment objective is to seek as high a level of current income as is consistent with very low volatility, by investing primarily in U.S. government securities and maintaining a weighted average portfolio duration of three years or less. The Fund may issue an unlimited number of shares. The Fund offers three with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a continuing annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                 Notes to Financial Statements/February 28, 1997
--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fees for Class A, Class B and Class C shares and the distribution fees for Class B and Class C shares.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $80,957 of expenses in connection with its organization, initial registration with the Securities and Exchange Commission and various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

OTHER: The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

                 Notes to Financial Statements/February 28, 1997
--------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the six months ended February 28, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $2,205 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $6,064 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.20% annually of Class A and Class B net assets and 0.25% annually of Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.65% and 0.15% annually, of the average net assets attributable to Class B and Class C shares, respectively.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.30% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

                 Notes to Financial Statements/February 28, 1997
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: For the six months ended February 28, 1997, purchases and sales of investments, other than short-term obligations, were $3,007,258, and $3,963,529, respectively.


Unrealized appreciation (depreciation) at February 28, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation                                  $ 11,859
Gross unrealized depreciation                                   (41,469)
                                                               --------
         Net unrealized depreciation                           $(29,610)
                                                               --------


CAPITAL LOSS CARRYFORWARDS: At August 31, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                   Year of                       Capital loss
                 expiration                      carryforward
                 ----------                      ------------
                    2002                           $  1,000
                    2003                             84,000
                    2004                             38,000
                                                   --------
                                                   $123,000
                                                   ========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

NOTE 5. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended February 28, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                       (Unaudited)
                                                     Six months ended
                                                       February 28
                                            ---------------------------------
                                                         1997
                                            Class A       Class B     Class C
                                            -------       -------     -------
Net asset value -
   Beginning of period                      $ 9.820       $ 9.820     $ 9.820
                                            -------       -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                     0.281         0.249       0.271
Net realized and
unrealized gain                               0.050         0.050       0.050
                                            -------       -------     -------
   Total from Investment
      Operations                              0.331         0.299       0.321
                                            -------       -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                   (0.281)       (0.249)     (0.271)
                                            -------       -------     -------
Total Distributions
   Declared to Shareholders                  (0.281)       (0.249)     (0.271)
                                            -------       -------     -------
Net asset value -
   End of period                            $ 9.870       $ 9.870     $ 9.870
                                            =======       =======     =======
Total return (b)(c)(d)                        3.40%        3.07%         3.30%
                                            =======       =======     =======

RATIOS TO AVERAGE NET ASSETS:
Expenses (e)(f)                               0.50%        1.15%         0.70%
Net investment income (e)(f)                  5.65%        5.00%         5.45%
Fees and expenses waived
  or borne by the Adviser (e)(f)              1.68%        1.68%         1.68%
Portfolio turnover (d)                          36%          36%           36%
Net assets at end
of period (000)                             $ 6,305       $ 4,177     $   606


(a) Net of fees and expenses
       waived or borne by the
       Adviser which amounted to            $ 0.081       $ 0.081     $ 0.081
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)  Not annualized.
(e)  Annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.



Selected data for a share of each class outstanding throughout each period are as follows:

                                                   Year ended August 31
                                            --------------------------------
                                                          1996
                                            Class A      Class B     Class C
                                            -------      -------     -------
Net asset value -
   Beginning of period                     $ 9.850      $ 9.850      $ 9.850
                                           -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                    0.568        0.504        0.549
Net realized and
unrealized gain (loss)                      (0.032)      (0.032)      (0.032)
                                           -------      -------      -------
   Total from Investment
      Operations                             0.536        0.472        0.517
                                           -------      -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                  (0.566)      (0.502)      (0.547)
                                           -------      -------      -------
Total Distributions
   Declared to Shareholders                 (0.566)      (0.502)      (0.547)
                                           -------      -------      -------
Net asset value - End of period            $ 9.820      $ 9.820      $ 9.820
                                           =======      =======      =======
Total return (c)(d)                           5.57%        4.89%        5.36%
                                           =======      =======      =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                                      0.50%(f)     1.15%(f)     0.70%(f)
Net investment income                         5.99%(f)     5.34%(f)     5.79%(f)
Fees and expenses waived
  or borne by the Adviser                     1.48%(f)     1.48%(f)     1.48%(f)
Portfolio turnover                              51%          51%          51%
Net assets at end of period (000)          $ 6,136      $ 4,004      $   461


(a)  Net of fees and expenses
      waived or borne by the
      Adviser which amounted to            $ 0.136      $ 0.136      $ 0.136
(b) Class C shares were initially offered on January 4, 1995. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g)  Annualized.



                            Year ended August 31
                     ----------------------------------
                                  1995
                     Class A     Class B      Class C (b)
                     --------    --------     --------

                      $ 9.670     $ 9.670      $ 9.550
                      -------     -------      -------

                        0.514       0.451        0.334

                        0.152       0.152        0.280
                      -------     -------      -------

                        0.666       0.603        0.614
                      -------     -------      -------

                       (0.486)     (0.423)      (0.314)
                      -------     -------      -------

                       (0.486)     (0.423)      (0.314)
                      -------     -------      -------
                      $ 9.850     $ 9.850      $ 9.850
                      =======     =======      =======
                         7.08%       6.39%        6.50%(e)
                      =======     =======      =======

                         0.50%       1.15%        0.70%(g)
                         5.50%       4.85%        5.30%(g)

                         1.14%       1.14%        1.14%
                           36%         36%          36%
                      $ 9,934     $ 3,968      $   385



                      $ 0.107     $ 0.107      $ 0.107



Selected data for a share of each class outstanding throughout each period are as follows:

                                                        Year ended August 31
                                           ----------------------------------------------
                                                   1994                     1993(b)
                                           Class A       Class B     Class A      Class(c)
                                           -------       -------     -------      --------

Net asset value -
   Beginning of period                     $ 9.950       $ 9.950     $10.000      $ 9.940
                                           -------       -------     -------      -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                    0.473         0.409       0.434        0.237
Net realized and
unrealized loss                             (0.356)       (0.356)     (0.061)      (0.003)
                                           -------       -------     -------      -------
   Total from Investment
      Operations                             0.117         0.053       0.373        0.234
                                           -------       -------     -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                  (0.397)       (0.333)     (0.406)      (0.215)
In excess of net investment income             -             -        (0.015)      (0.008)
From net realized gains                        -             -        (0.002)      (0.001)

Total Distributions
   Declared to Shareholders                 (0.397)       (0.333)     (0.423)      (0.224)
                                           -------       -------     -------      -------
Net asset value -
   End of period                           $ 9.670       $ 9.670     $ 9.950      $ 9.950
                                           =======       =======     =======      =======
Total return (d)(e)                           1.20%         0.55%       3.82%(f)     2.38%(f)
                                           =======       =======     =======      =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                                      0.50%         1.15%       0.50%(g)     1.15%(g)
Net investment income                         4.84%         4.19%       4.70%(g)     4.05%(g)
Fees and expenses waived
  or borne by the Adviser                     1.16%         1.16%       1.68%(g)     1.68%(g)
Portfolio turnover                              69%           69%         25%(g)       25%(g)
Net assets at end
of period (000)                            $16,168       $ 4,176     $ 7,866      $ 1,675


(a)  Net of fees and expenses
      waived or borne by the
      Adviser which amounted               $ 0.114       $ 0.114     $ 0.155      $ 0.092
(b)  The Fund commenced investment operations on October 1, 1992. Per share amounts reflect activity from that date.
(c)  Class B shares were initially offered on February 1, 1993. Per share amounts reflect activity from that date.
(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Had the Adviser not waived or reimbursed a portion of expenses total return would have been reduced.
(f)  Not annualized.
(g)  Annualized.


                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Short Duration U.S. Government Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Short Duration U.S. Government Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Short Duration U.S. Government Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective, and operating policies of the Fund.

[FLAG LOGO]  COLONIAL
             MUTUAL FUNDS

             Mutual Funds
             for Planned Portfolios

--------------------------------------------------------------------------------
                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C. S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board and Director, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

       COLONIAL INVESTMENT SERVICES, INC., Distributor (C)1997
                     A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            SD-03/452D-0297 M (4/97)
--------------------------------------------------------------------------------